SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 1998
                              (December 17, 1998)       -----------------
                              -------------------

                          BORG-WARNER AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                            1-12162                    13-3404508
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(State or Other            (Commission File Number)           IRS Employer
Jurisdiction of                                               Identification
Incorporation)                                                Number


200 South Michigan Avenue, Chicago, Illinois                         60604
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code (312) 322-8500
                                                   --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.  Other Events.

                  On December 18, 1998, Borg-Warner Automotive, Inc. ("Borg-Warner"), and Kuhlman Corporation ("Kuhlman") announced that they have entered into an Agreement and Plan of Merger, dated as of December 17, 1998 (the "Merger Agreement"), pursuant to which BWA Merger Corp., a newly formed wholly owned subsidiary of Borg-Warner, will be merged with and into Kuhlman.

                  The Merger Agreement and the press release announcing the entering into of the Merger Agreement are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to exhibit 2 hereof.

Item 7. Exhibits.

        2. Merger Agreement and Plan of Merger, dated as of December 17, 1998, among Borg-Warner Automotive,
             Inc., BWA Merger Corp., and Kuhlman Corporation.

        99.  Borg-Warner Automotive, Inc. Press Release dated
             December 18, 1998.



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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 21, 1998

                                        BORG-WARNER AUTOMOTIVE, INC.



                                        By  /s/ Vincent M. Lichtenberger
                                           -----------------------------------
                                           Name:  Vincent M. Lichtenberger
                                           Title: Assistant Secretary












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

                                  EXHIBIT LIST
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                                                                        Page No.
                                                                        --------
      2. Merger Agreement, and Plan of Merger, dated as of December 17, 1998, among Borg-Warner Automotive,
             Inc., BWA Merger Corp., and Kuhlman Corporation.

      99.    Borg-Warner Automotive, Inc. Press Release dated
             December 18, 1998.










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